UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2005



                           DRAGON PHARMACEUTICAL INC.
             (Exact name of registrant as specified in its charter)


          Florida                          0-27937              65-0142474
          -------                          -------              ----------
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
           Incorporation)                                    Identification No.)

  1055 Hastings Street, Suite 1900
     Vancouver, British Columbia                                     V6E 2E9
    ----------------------------                                     -------
        (Address of Principal Executive Offices)                   (Zip Code)


                                 (604) 669-8817
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits
            ---------------------------------

     The Registrant is filing certain agreements previously entered into and that are part of the Registrant's and Oriental Wave Holding Limited's business.


   Item 9.01   Financial Statements and Exhibits

      (c)   Exhibits

       Exhibit No.  Exhibit Description
       ----------   -------------------

         10.18*     Collaboration  Agreement  among  Transworld  Pharmaceuticals
                    Corporation   Inc.,   Toray   Trading   Corp.   and   Dragon
                    Pharmaceutical Inc., effective as of April 30, 2001.

         10.19* Agent Agreement among Allwin Biotrade, Inc., Jiangsu Wuzhong Industry Co. Ltd. and Jiangsu Wuzhong Industry Co. Ltd. Suzhou Zhongkai Bio-Pharmaceuticals Plant, effective as of March 12, 2004.

         10.20*     Development  and  Manufacturing   Agreement  between  Dragon
                    Pharmaceutical Inc. and Polymun Scientific Immunbiologische Forschung GmbH, effective as of October 31, 2003.

         10.21* Agreement for Advance and Long Term Supply of Products by and between Aurobindo (Datong) Bio-Pharma Co. Ltd. and Shanxi Weiqida Pharmaceutical Co. Ltd., dated March 25, 2004.

         10.22*     Technology   Transfer   Agreement   between  Shanxi  Weiqida
                    Pharmaceutical   Co.  Ltd  and  Alpha  Process  Trust  Reg.,
                    effective as of August 6, 2002.

         10.23* Manufacturing Agreement for Dry-freeze Levofloxacin Injectable by and between Shanxi Weiqida Pharmaceutical Co., Ltd. and Shanxi Pude Pharmaceutical Co., Ltd., effective as of April 21, 2003.

         10.24*     Technology   Transfer   Agreement   between  Shanxi  Weiqida
                    Pharmaceutical   Co.  Ltd  and  Alpha  Process  Trust  Reg.,
                    effective as of April 18, 2002.

  * Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 1, 2005                          DRAGON PHARMACEUTICAL INC.
      -------------------

                                              /s/ Maggie Deng
                                              ---------------------------------
                                              Maggie Deng
                                              Chief Operating Officer